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                                                                    EXHIBIT 4.2


                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of October 11, 1999, by and among MUSTANG SOFTWARE, INC., a corporation organized under the laws of the State of California (the "COMPANY"), and the purchasers (the "PURCHASERS") set forth on the execution pages hereof (the "EXECUTION PAGES").

         WHEREAS:

         A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("REGULATION D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT").

         B. Each Purchaser desires to purchase, severally and not jointly, subject to the terms and conditions stated in this Agreement, (i) shares of the Company's common stock, no par value (the "COMMON STOCK"), and (ii) warrants in the form attached hereto as Exhibit A (including any warrants issued in replacement thereof, the "WARRANTS"), to acquire shares of Common Stock. The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "WARRANT SHARES."

         C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit B (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

         NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

1.       CERTAIN DEFINITIONS.

         For purposes of this Agreement, the following terms shall have the meanings ascribed to them as provided below:

         "BUSINESS DAY" shall mean any day on which the principal United States securities exchange or trading market on which the Common Stock is listed or traded as reported by NTMS (as defined below) is open for trading.

         "CLOSING PRICE" shall mean for the Common Stock as of any date, the closing bid price of such security on the principal United States securities exchange or trading market on which such security is listed or traded as reported by the Research Service of NASDAQ Trading and Market Services (or a comparable reporting service of national reputation selected by the Purchasers as provided in Section 8(o)



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hereof, and reasonably acceptable to the Company if the Research Service of
NASDAQ Trading and Market Services is not then reporting closing bid prices of such security) (collectively, "NTMS"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by NTMS, or, if no sale price is reported for such security by NTMS, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a Trading Day (as defined below) for such security, on the next preceding day which was a Trading Day. If the Closing Price cannot be calculated for a share of Common Stock as of either of such dates on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as determined by an investment banking firm selected by the Company and reasonably acceptable to the Purchasers, with the costs of such appraisal to be borne by the Company.

         "INVESTMENT AMOUNT" shall mean the dollar amount to be invested in the Company at the Closing pursuant to this Agreement by a Purchaser, as set forth on the Execution Page hereto executed by such Purchaser.

         "MARKET PRICE" shall mean, with respect to any date of determination, the average Closing Price during the five (5) Trading Days ending on the Trading Day immediately preceding such date of determination, appropriately adjusted to reflect any stock dividend, stock split or similar transaction during either such relevant period.

         "MATERIAL ADVERSE EFFECT" shall mean any material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations hereunder (including the issuance of the Shares and the Warrants), under the Warrants (including the issuance of the Warrant Shares) or under the Registration Rights Agreement or (iii) the business, operations, properties, prospects or financial condition of the Company.

         "PENALTY SHARES" shall mean any shares of Common Stock issued pursuant to Section 2(c) of the Registration Rights Agreement.

         "PRO RATA PERCENTAGE" shall mean, with respect to any Purchaser, a percentage computed by dividing such Purchaser's Investment Amount by the aggregate Investment Amounts of all Purchasers.

         "SECURITIES" shall mean the Shares, the Warrants and the Warrant
Shares.

         "SHARES" means the shares of Common Stock to be issued and sold by the Company and purchased by the Purchasers at the Closing.

         "TRADING DAY" shall mean a Business Day on which at least 5,000 shares of Common Stock are traded on the principal United States securities exchange or trading market on which such security is listed or traded as reported by NTMS.




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2.       PURCHASE AND SALE OF SHARES AND WARRANTS.

         a. Generally. Except as otherwise provided in this Section 2 and subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, each Purchaser shall purchase the number of Shares and Warrants determined as provided in this Section 2, and the Company shall issue and sell such number of Shares and Warrants to each Purchaser for such Purchaser's Investment Amount as provided below.

         b. Number of Closing Shares and Warrants; Form of Payment; Closing
Date.

            i. On the Closing Date (as defined below), the Company shall sell and each Purchaser shall buy (A) the number of Shares as is equal to the quotient of (I) such Purchaser's Investment Amount divided by $7.3125 and (B) Warrants exercisable for a number of shares of Common Stock equal to 75% of the number of Shares referred to in subclause (A) above. On the Closing Date, each Purchaser shall pay the Company an amount equal to such Purchaser's Investment Amount.

            ii. On the Closing Date, each Purchaser shall pay its Investment Amount by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions against delivery of certificates representing the Shares and duly executed Warrants being purchased by such Purchaser, and the Company shall deliver such Shares and Warrants against delivery of the such Purchaser's Investment Amount.

            iii. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the sale of the Shares and the Warrants pursuant to this Agreement (the "CLOSING") shall be 10:00 a.m. California time on October 14, 1999 or such other date or time as First Security Van Kasper ("FSVK") and the Company may mutually agree ("CLOSING DATE"). The Closing shall occur at the offices of Freshman, Marantz, Orlanski, Cooper & Klein, 9100 Wilshire Blvd. Eighth Floor East Tower, Beverly Hills, California, or at such other place as FSVK and the Company may otherwise mutually agree.

3.       THE PURCHASER'S REPRESENTATIONS AND WARRANTIES.

         Each Purchaser severally and not jointly represents and warrants to the Company as follows:

         a. Purchase for Own Account. The Purchaser is purchasing the Securities for the Purchaser's own account and not with a present view towards the distribution thereof. The Purchaser understands that the Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 3(a) to the contrary, by making the foregoing representation, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities



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at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities laws.

         b. Information. The Purchaser has been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the Company and has received what the Purchaser believes to be satisfactory answers to any such inquiries. The Purchaser understands that its investment in the Securities involves a high degree of risk. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser or its counsel or any of its representatives shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in Section 4 below.

         c. Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         d. Authorization; Enforcement. The Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement and to purchase the Shares and the Warrants in accordance with the terms hereof. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

         e. Transfer or Resale. The Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Purchaser shall have delivered to the Company an opinion of counsel reasonably acceptable to the Company (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred under an exemption from such registration, or (c) sold under Rule 144 promulgated under the Securities Act (or a successor rule), or (d) sold or transferred to an affiliate of the Purchaser pursuant to an exemption under the Securities Act; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, in each case, other than pursuant to the Registration Rights Agreement.

         f. Legends. The Purchaser understands that the Shares and the Warrants and, until such time as the Shares and Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by the Purchaser under Rule 144, the certificates for the Shares and Warrant Shares may bear a restrictive legend in substantially the following form:



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                  The securities  represented by this  certificate  have
                  not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective
                  registration   statement  for  the  securities   under
                  applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.

         The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if (a) the sale of such Security is registered under the Securities Act or (b) in connection with the resale of such Security, such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such holder provides the Company with reasonable assurances that such Security can be sold under Rule 144(k). The Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act. The legend shall be removed when such Security is sold pursuant to an effective registration statement or may be sold by a Purchaser who is not an "affiliate" of the Company under Rule 144(k).

         g. Accredited Investor Status. The Purchaser is an "ACCREDITED INVESTOR" as that term is defined in Rule 501(a) of Regulation D. The Purchaser is not registered as a broker or dealer under Section 15(a) of the Securities Exchange Act of 1934, as amended (THE "EXCHANGE ACT"), affiliated with any broker or dealer registered under Section 15(a) of the Exchange Act or a member of the NASD (as defined below).

4.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each Purchaser as follows:

         a. Organization and Qualification. The Company is a corporation duly organized and existing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. Schedule 4(a) sets forth the Company's jurisdiction of incorporation. The Company has no significant subsidiary as such term is defined in Rule 405 under the Securities Act.

         b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Warrants and the Registration Rights Agreement, to issue and sell the Shares and the Warrants in accordance with the terms hereof and to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms of the Warrants; (ii) the execution, delivery and performance of this Agreement, the Warrants and the Registration Rights



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Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares and the issuance of the Warrants and the reservation for issuance and issuance of the Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its shareholders is required; (iii) this Agreement has been duly executed and delivered by the Company; and (iv) this Agreement constitutes, and, upon execution and delivery by the Company and the other parties thereto to the extent required of the Registration Rights Agreement and the Warrants, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

         c. Capitalization. The capitalization of the Company as of the date hereof is set forth on Schedule 4(c), including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock. All of such outstanding shares of the Company's capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. Except as set forth on Schedule 4(c), no shares of capital stock of the Company (including the Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances. Except for the Securities and as disclosed in Schedule 4(c), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever to which the Company is a party relating to the issuance by the Company of securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, and
(ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). The Company has made available to each Purchaser through its filings with the SEC true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION"), the Company's By-laws as in effect on the date hereof (the "BY-LAWS") and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company, except for stock options granted under any employee benefit plan or director stock option plan of the Company.

         d. Issuance of Shares. The Shares are duly authorized and when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances (other than those imposed through acts or omissions of the Purchaser thereof), and will not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof. The Warrant Shares are duly authorized and reserved for issuance, and, upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable and free from all taxes and liens, claims and encumbrances (other than those imposed through acts or omissions of the Purchaser thereof), and will not be subject to


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preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof. The Penalty Shares are duly authorized and reserved for issuance, and, when issued in accordance with the Registration Rights Agreement will be validly issued, fully paid and non-assessable and free from all taxes and liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

         e. No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares and the Warrant Shares and the issuance of the Warrants) will not (i) conflict with or result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including (assuming the accuracy of the representations and warranties of the Purchasers) the United States federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The Company is not in violation of its Certificate of Incorporation, By-laws and other organizational documents and the Company is not in default (and no event has occurred which, with notice or lapse of time or both, would put the Company in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company are not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement including without limitation the issuance and sale of the Shares and Warrants as provided hereby), the Warrants (including without limitation the issuance of the Warrant Shares) or the Registration Rights Agreement (including without limitation the issuance of the Penalty Shares), in each case in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of the Nasdaq Small Cap Market and, assuming completion of the transactions contemplated by this Agreement, does not reasonably anticipate that the Common Stock will be delisted by the Nasdaq Small Cap Market in the foreseeable future based on its rules (and interpretations thereof) as currently in effect.

         f. SEC Documents; Financial Statements. Since October 1, 1998], the Company has timely filed all reports, schedules, forms, statements and other documents required to be



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filed by it with the SEC pursuant to the Exchange Act , and has filed all registration statements and other documents required to be filed by it with the SEC pursuant to the Securities Act (all of the foregoing filed prior to the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has made available to each Purchaser true and complete copies of the SEC Documents, except for the exhibits and schedules thereto and the documents incorporated therein. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any statements made in any such SEC Documents that are or were required to be updated or amended under applicable law have been so updated or amended. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). Except as set forth in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such SEC Documents and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such SEC Documents, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, would not have a Material Adverse Effect.

         g. Absence of Certain Changes. Except as disclosed in the SEC Documents, since June 30, 1999, there has been no change or development which individually or in the aggregate has had or could have a Material Adverse Effect.

         h. Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its directors or officers in their capacities as such which would have a Material Adverse Effect.

         i. Intellectual Property. The Company owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "INTANGIBLES") necessary for the conduct of its business as now being conducted and as proposed to be conducted. The Company has not received written notice that it is infringing upon or



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in conflict with any third party Intangibles. The Company has not entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's ownership or right to use its Intangibles. The Intangibles are valid and enforceable in all material respects, and no material registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all material applications therefor are pending and in good standing. The Company has complied in all material respects with its contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the Company's knowledge, no person is infringing on or violating the Intangibles owned or used by the Company, which infringement or violation, individually or in the aggregate, would have a Material Adverse Effect.

         j. Environment. Except as disclosed in the SEC Documents (i) there is no environmental liability, nor factors likely to give rise to any environmental liability, affecting any of the properties of the Company that, individually or in the aggregate, would have a Material Adverse Effect and (ii) neither the Company has violated any environmental law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and will not have a Material Adverse Effect.

         k. Title. Except as disclosed in the SEC documents, the Company has good title to all personal property owned by it which is material to its business, free and clear of all liens, encumbrances and defects except for such defects in title that, individually or in the aggregate, could not have a Material Adverse Effect. Any real property and facilities held under lease by the Company are held by the Company under valid, subsisting and enforceable leases with such exceptions which have not had and will not have a Material Adverse Effect.

         l. Insurance. The Company maintains such insurance relating to its business, operations, assets, key-employees and officers and directors as is appropriate to its business, assets and operations, in such amounts and against such risks as are customarily carried and insured against by owners of comparable businesses, assets and operations, and such insurance coverages will be continued in full force and effect to and including the Closing Date other than those insurance coverages in respect of which the failure to continue in full force and effect could not reasonably be expected to have a Material Adverse Effect.

         m. Acknowledgment Regarding the Purchasers' Purchase of the Securities. The Company acknowledges and agrees that no Purchaser is acting as a financial advisor or is acting as a fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and the Purchasers is "arms length" and that any statement made by any Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Purchaser's purchase of Securities and, except for the representations, warranties and covenants of Purchaser expressly contained in this Agreement, has not been relied upon by the Company, its officers or directors in any way. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.



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         n. No Brokers. The Company has not engaged any person to which or to whom brokerage commissions, finder's fees, financial advisory fees or similar payments are or will become due in connection with this Agreement or the transactions contemplated hereby except for FSVK, whose commissions and fees will be paid by the Company.

         o. Tax Status. The Company has made or filed all material federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no material unpaid taxes claimed to be due by the taxing authority of any jurisdiction. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax.

         p. No General Solicitation. Neither the Company nor any person participating on the Company's behalf in the transactions contemplated hereby has conducted any "general solicitation" or "general advertising" as such terms are used in Regulation D, with respect to any of the Securities being offered hereby.

         q. Securities Laws. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, Rule 4310(25)(h) of the National Association of Securities Dealers ("NASD") or any similar rule.

         r. Year 2000. Except as disclosed in the SEC Documents or for matters that will not have a Material Adverse Effect, to the Company's knowledge: (i) all hardware and software products used by the Company and its in the administration and the business operations of the Company will be able to process date data (including, but not limited to, calculating, comparing and sequencing) in a consistent manner from, into and between the twentieth century (through 1999), the year 2000 and the twenty-first century, including leap year calculations, when used in accordance with the product documentation accompanying such hardware and software products; (ii) all software developed and sold by the Company (other than third party software) will be able to process date data (including, but not limited to, calculating, comparing and sequencing) in a consistent manner from, into and between the twentieth century (through 1999), the year 2000 and the twenty-first century, including leap year calculations, when used in accordance with the product documentation accompanying such software.

         s. Form S-3 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. To the Company's knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit the timely preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement).

         t. Disclosure. The information relating to or concerning the Company set forth in this Agreement or provided to the Purchaser pursuant to Section 3(b) hereof and otherwise in connection with the transactions contemplated hereby does not contain an untrue statement of material fact nor omits to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. Except as otherwise indicated in writing with a particular purchaser, the Company has not disclosed or provided, and without such Purchaser's consent thereto, will not hereafter disclose or provide to any Purchaser, any information that (i) if disclosed, would, or could reasonably be expected to have, a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been disclosed.

5.       COVENANTS.

         a. Satisfaction of Conditions. The parties shall use their commercially reasonable efforts to satisfy in a timely manner each of the conditions set forth in Section 6 and Section 7 of this Agreement.

         b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchasers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom.

         c. Reporting Status. So long as a Purchaser beneficially owns any Securities or has the right to acquire any Securities pursuant to this Agreement, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

         d. Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares and the Warrants for the purposes set forth on Schedule 5(d), but in no event shall the Company use such net proceeds to repurchase any outstanding securities of the Company.

         e. Expenses. At the Closing, the Company shall reimburse FSVK for the out-of-pocket expenses reasonably incurred by FSVK and its affiliates and advisors in connection with the negotiation, preparation, execution and delivery of this Agreement, the Registration Rights Agreement, the Warrants and the other agreements to be executed in connection herewith, including, without limitation, in conducting

FSVK's and its affiliates' and advisors' reasonable due diligence and FSVK's and its affiliates' reasonable attorneys' fees and expenses (the "EXPENSES"). Notwithstanding the foregoing, the Company shall not be obligated to reimburse FSVK for more than $25,000.00 of Expenses pursuant to this Section 5(e).

         f. Financial Information. For a period of two (2) years following the Closing, the Company agrees to send to each Purchaser (i) within ten days after the filing with the SEC, to the extent not available through the SEC's EDGAR system, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy and information statements and any Current Reports on Form 8-K.

         g. Reservation of Shares. The Company has and shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the issuance of the Shares as provided in
Section 2 hereof, and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith and as otherwise required hereby and by the Warrants and the issuance of the Penalty Shares in accordance with the Registration Rights Agreement. The Company shall not reduce the number of shares of Common Stock reserved for issuance under this Agreement (except as a result of the issuance of the Shares hereunder), the Warrants (except as a result of the issuance of the Warrant Shares upon the exercise of the Warrants) or the Registration Rights Agreement (except as a result of the termination or the Company's obligations to issue Penalty Shares), without the consent of the Purchasers.

         h. Listing. On the Closing Date, the Company shall have applied for the listing of the Shares and Warrant Shares, in each case, upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or quoted and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Shares from time to time issuable hereunder and all Warrant Shares from time to time issuable upon exercise of the Warrants. The Company shall use its commercially reasonable efforts to continue the listing and trading of its Common Stock on The Nasdaq Stock Market and to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of NASDAQ or any exchanges, as applicable.

         i. Additional Equity Capital. The Company agrees that during the period beginning on the date hereof and ending on the date which is 90 days following the Closing Date the Company will not, without the prior written consent of the Purchasers or their designees, such consent not to be unreasonably withheld, contract with any party to obtain additional financing in which any equity or equity-linked securities are issued (including any debt financing with an equity component) (an "EQUITY FINANCING") pursuant to any offering exempt from the registration requirements of the Securities Act which grants any registration rights exercisable within six months of the Closing Date. The limitations referred to in this Section 5(i) shall not apply to (i) any transaction involving issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership, collaboration or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company, (ii) the issuance of securities pursuant to an underwritten public offering, (iii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof as set forth in Schedule 4(c) or (iv) the grant of additional options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, stock purchase or restricted stock plan for the benefit of the Company's employees, consultants or directors.

         j. No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of Securities to be integrated with any other offering of securities by the Company for purposes of any state securities or blue sky law.

6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to issue and sell Shares and Warrants to a Purchaser at the Closing hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto; provided, however, that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

         a. The applicable Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

         b. The applicable Purchaser shall have delivered such Purchaser's Investment Amount in accordance with Section 2(b) above.

         c. The representations and warranties of the applicable Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing Date.

         d. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

7. CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE SHARES AND WARRANTS.The obligation of each Purchaser hereunder to purchase Shares and Warrants to be purchased by it hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

         a. The Company shall have executed the signature pages to this Agreement and the Registration Rights Agreement, and delivered the same to the Purchaser.

         b. The Company shall have delivered to the Purchaser duly executed certificates representing the number of Shares and duly executed Warrants as provided in Section 2(b) above.

         c. The Shares shall be authorized for quotation on NASDAQ and trading in the Common Stock (or on NASDAQ generally) shall not have been suspended or be under threat of suspension by the SEC or NASDAQ.

         d. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchaser shall have received a certificate, executed on behalf of the Company by its Chief Financial Officer, dated as of the Closing Date, to the foregoing effect and attaching true and correct copies of the resolutions adopted by the Company's Board of Directors authorizing the execution, delivery and performance by the Company of its obligations under this Agreement, the Warrants and the Registration Rights Agreement.

         e. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

         f. The Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing Date, relating to the matters set forth in Exhibit C attached hereto.

         g. From the date of this Agreement through the Closing Date, there shall not have occurred any Material Adverse Effect.

8.       GOVERNING LAW MISCELLANEOUS.

         a. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. Each of the parties irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the State of California in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. Each of the parties, irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. Each of the parties further agrees that service of process upon such party mailed by first class mail to the address set forth in Section 8(f) shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of any Purchaser to serve process in any other manner permitted by law. Each of the parties, agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

         c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         e. Entire Agreement; Amendments; Waiver. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and, by the Purchasers as provided in Section 8(o) hereof. Any waiver by the Purchasers, on the one hand, or the Company, on the other hand, of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision of or any breach of any other provision of this Agreement. The failure of the Purchasers, on the one hand, or the Company, on the other hand to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

         f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

               If to the Company:

                      Mustang Software, Inc.
                      6200 Lake Ming Road
                      Bakersfield CA 93306

                      Telephone No.: (661) 873-2580
                      Facsimile No.: (661) 873-2474
                      Attention: Donald M Leonard, Vice President Finance
                                 and Chief Financial Officer

               With a copy to:

                      Freshman, Marantz, Orlanski, Cooper & Klein
                      9100 Wilshire Boulevard, Eighth Floor, East Tower Beverly Hills, CA 90212-3480

                      Telephone No.:    (310) 273-9710
                      Facsimile No.:    (310) 274-8357
                      Attention:        Mark A. Klein, Esq.

If to the Purchaser, to the address set forth under the Purchaser's name on the Execution Page hereto executed by such Purchaser, with a copy to:

                      First Security Van Kasper
                      600 California Street, Suite 1700
                      San Francisco, CA 94108

                      Telephone No.:  (415) 675-2490
                      Facsimile No.:  (415) 954-8309
                      Attention:      Ronald F. Richards
                                      Senior Vice President

Each party hereto may from time to time change its address or facsimile number for notices under this Section 8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number, in the case of the Purchasers to the Company, and in the case of the Company to all of the Purchasers.

         g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers, such consent not to be unreasonably withheld or delayed. No Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, such consent not to be unreasonably withheld or delayed, except to an affiliate of such Purchaser, and provided further, that any such assignee shall agree in writing with the Company to be bound by the terms and conditions hereof and of the Registration Rights Agreement.

         h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other person.

         i. Survival. The representations and warranties of the Company shall survive for three (3) years from the Closing Date and the agreements and covenants of the Company shall survive the Closing subject to any applicable statute of limitations notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies a Purchaser may have under applicable federal or state securities laws. The Company agrees to indemnify and hold harmless each Purchaser and each of such Purchaser's officers, directors, employees, partners, members, agents and affiliates for loss or damage relating to the Securities purchased hereunder arising as a result of or related to any breach by the Company of any of its representations or covenants set forth herein, including advancement of expenses as they are incurred.

         j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         k. Termination. In the event that the Closing Date shall not have occurred on or before October 21, 1999, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

         l. Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement, the Registration Rights Agreement and the Warrants. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement, the Registration Rights Agreement or the Warrants.

         m. Equitable Relief. Each party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other parties by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, each party acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by such party of the provisions of this Agreement, that the other parties shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         n. Determinations. Except as otherwise expressly provided herein, all consents, approvals and other determinations to be made by the Purchasers pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement prior to the Closing Date to be binding upon a Purchasers shall be made by such Purchaser and except as otherwise expressly provided herein, all consents, approvals and other determinations (other than amendments to the terms and provisions of this Agreement) to be made by the Purchasers pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement after the Closing Date shall be made by Purchasers (excluding Purchasers who are affiliates of the Company) that have invested more than seventy-five percent (75%) of the aggregate Investment Amounts invested by all Purchasers (excluding Purchasers who are affiliates of the Company).

         o. Public Disclosure. The Company shall have the right to approve the issuance of any press release (including any "tombstone" advertisement) or any other public statements with respect to the transactions contemplated hereby.

         p. California Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

         q. Aggregation of Securities. All of the Shares, Warrants, Warrant Shares and Securities, as the case may be, held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of rights under this Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.



                               COMPANY:

                               MUSTANG SOFTWARE, INC.



                               By: /s/ James A. Harrer
                                   -------------------------------
                               Name:   James A. Harrer
                                    ------------------------------
                               Title:  President
                                     -----------------------------


                               By: /s/ Donald M. Leonard
                                   -------------------------------
                               Name:   Donald M. Leonard
                                    ------------------------------
                               Title:  Chief Financial Officer
                                     -----------------------------


                               THE PURCHASER:

                               [                                 ]


                                     By:
                                        ---------------------------------------
                                     Name:
                                           ------------------------------------
                                     Title:
                                            -----------------------------------
                                     Investment Amount: $
                                                         ----------------------
                                     Residence:
                                               --------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Address:
                                             ----------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Telephone No.:  (   )
                                                          ---------------------
                                     Telecopy No.:   (   )
                                                          ---------------------
                                     Attention:
                                               --------------------------------


                                     with copies of all notices to:


                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Telephone No.:(   )
                                                        -----------------------
                                     Telecopy No.: (   )
                                                        -----------------------
                                     Attention:
                                                -------------------------------

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.



                               COMPANY:

                               MUSTANG SOFTWARE, INC.



                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               THE PURCHASER:


                                     Special Situations Fund III, L.P.



                                     By: /s/ David Greenhouse
                                         --------------------------------------
                                     Name: David Greenhouse
                                           ------------------------------------
                                     Title: Managing Director
                                           ------------------------------------
                                     Investment Amount: $1,000,000
                                     Residence:
                                               --------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Address:   153 East 53rd Street
                                                NY NY 10011
                                                -------------------------------

                                     Telephone No.:    (212) 832-5300
                                     Telecopy No.:     (212) 832-6141
                                     Attention:
                                               --------------------------------


                                     with copies of all notices to:


                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Telephone No.:(   )
                                                        -----------------------
                                     Telecopy No.: (   )
                                                        -----------------------
                                     Attention:
                                               --------------------------------

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.



                               COMPANY:

                               MUSTANG SOFTWARE, INC.



                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               THE PURCHASER:


                                     Special Situations Cayman Fund, L.P.

                                     By: /s/ David Greenhouse
                                         --------------------------------------
                                     Name: David Greenhouse
                                           ------------------------------------
                                     Title: Managing Director
                                            -----------------------------------
                                     Investment Amount: $200,000
                                     Residence:
                                               --------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Address:  153 East 53rd St
                                               NY NY 10011
                                               --------------------------------
                                     Telephone No.:   (212) 832-5300
                                     Telecopy No.:    (212) 832-6141
                                     Attention:
                                               --------------------------------


                                     with copies of all notices to:


                                     -----------------------------------
                                     -----------------------------------
                                     -----------------------------------
                                     -----------------------------------
                                     Telephone No.:(   )
                                                        ----------------
                                     Telecopy No.: (   )
                                                        ----------------
                                     Attention:
                                                ------------------------

        IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.


                               COMPANY:

                               MUSTANG SOFTWARE, INC.


                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               THE PURCHASER:

                                     Special Situations Private
                                     Equity Fund, L.P.


                                     By: /s/ David Greenhouse
                                         --------------------------------------
                                     Name: David Greenhouse
                                           ------------------------------------
                                     Title: Managing Director
                                            -----------------------------------
                                     Investment Amount: $800,000
                                     Residence:
                                               --------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Address:  153 East 53rd St
                                               NY NY 10011
                                               --------------------------------
                                     Telephone No.:   (212) 832-5300
                                     Telecopy No.:    (212) 832-6141
                                     Attention:
                                               --------------------------------


                                     with copies of all notices to:


                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Telephone No.:(   )
                                                        -----------------------
                                     Telecopy No.: (   )
                                                        -----------------------
                                     Attention:
                                                -------------------------------

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.



                               COMPANY:

                               MUSTANG SOFTWARE, INC.



                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               THE PURCHASER:


                                     Special Situations Technology Fund,
                                     L.P.

                                     By: /s/ David Greenhouse
                                         --------------------------------------
                                     Name: David Greenhouse
                                           ------------------------------------
                                     Title: Managing Director
                                            -----------------------------------
                                     Investment Amount: $300,000

                                     Residence:
                                               --------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Address:   153 East 53rd Street
                                                NY NY 10011
                                                -------------------------------

                                     Telephone No.:    (212) 832-5300
                                     Telecopy No.:     (212) 832-6141
                                     Attention:
                                               --------------------------------

                                     with copies of all notices to:

                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Telephone No.:(   )
                                                        -----------------------
                                     Telecopy No.: (   )
                                                        -----------------------
                                     Attention:
                                               --------------------------------
                                     Attention:
                                               --------------------------------

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.



                               COMPANY:

                               MUSTANG SOFTWARE, INC.



                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               THE PURCHASER:


                                     Core Technology Fund Inc.


                                     By: /s/ Seymour L. Goldblatt
                                         --------------------------------------
                                     Name: Seymour L. Goldblatt
                                           ------------------------------------
                                     Title: Managing Director
                                            -----------------------------------
                                     Investment Amount: $322,481.25
                                     Residence:
                                               --------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Address:  NSCC NY Window -
                                               Bear Stearns 55
                                               --------------------------------
                                     Water Street Concourse Level
                                     ------------------------------------------
                                     South Building
                                     ------------------------------------------
                                     New York, N.Y. 10041
                                     ------------------------------------------
                                     Telephone No.: (212) 309-8328
                                                    ---------------------------
                                     Telecopy No.:  (212) 309-8967
                                                    ---------------------------
                                     Attention: Rich Layh
                                                -------------------------------


                                     with copies of all notices to:


                                     S Squared Technology Corp.
                                     Suite 4200
                                     515 Madison Avenue
                                     New York, NY 10022-5474
                                     Telephone No.: (212) 421-2155
                                     Telecopy No.:  (212) 838-3783
                                     Attention: Sy Goldblatt

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.



                               COMPANY:

                               MUSTANG SOFTWARE, INC.



                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               THE PURCHASER:

                                     Executive Technology LP

                                     By: /s/ Seymour L. Goldblatt
                                         --------------------------------------
                                     Name: Seymour L. Goldblatt
                                           ------------------------------------
                                     Title: President of S Squared Technology
                                            -----------------------------------
                                     which is General Partner of Exec Tech
                                     ------------------------------------------
                                     Investment Amount: $114,806.25
                                     Residence:
                                               --------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Address: NSCC NY Window - Bear Stearns 55
                                              ---------------------------------
                                     Water Street Concourse Level
                                     ------------------------------------------
                                     South Building
                                     ------------------------------------------
                                     New York, N.Y. 10041
                                     ------------------------------------------
                                     Telephone No.:  (212) 309-8328
                                                     --------------------------
                                     Telecopy No.:   (212) 309-8967
                                                     --------------------------
                                     Attention: Rich Layh
                                                -------------------------------


                                     with copies of all notices to:


                                     S Squared Technology Corp.
                                     Suite 4200
                                     515 Madison Avenue
                                     New York, NY 10022-5474
                                     Telephone No.: (212) 421-2155
                                     Telecopy No.:  (212) 838-3783
                                     Attention: Sy Goldblatt

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.


                               COMPANY:

                               MUSTANG SOFTWARE, INC.



                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               THE PURCHASER:



                                     Matrix Technology Group NV



                                     By: /s/ Seymour L. Goldblatt
                                         --------------------------------------
                                     Name: Seymour L. Goldblatt
                                           ------------------------------------
                                     Title: Managing Director
                                            -----------------------------------
                                     Investment Amount: $61,425
                                     Residence:
                                               --------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Address: NSCC NY Window -
                                              Bear Stearns
                                     ------------------------------------------
                                     55 Water Street Concourse Level
                                     ------------------------------------------
                                     South Building
                                     ------------------------------------------
                                     New York, N.Y. 10041
                                     ------------------------------------------
                                     Telephone No.:  (212) 309-8328
                                                     --------------------------
                                     Telecopy No.:   (212) 309-8967
                                                     --------------------------
                                     Attention: Rich Layh
                                                -------------------------------


                                     with copies of all notices to:


                                     S Squared Technology Corp.
                                     Suite 4200
                                     515 Madison Avenue
                                     New York, NY 10022-5474
                                     Telephone No.: (212) 421-2155
                                     Telecopy No.:  (212) 838-3783
                                     Attention: Sy Goldblatt

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.


                               COMPANY:

                               MUSTANG SOFTWARE, INC.



                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               THE PURCHASER:


                                     Sci-Tech Investment Partners L.P.


                                     By: /s/ Seymour L. Goldblatt
                                         --------------------------------------
                                     Name: Seymour L. Goldblatt
                                           ------------------------------------
                                     Title: President of S Squared
                                            -----------------------------------
                                            which is the  General Partner
                                            -----------------------------------
                                            of Sci-Tech
                                            -----------------------------------
                                     Investment Amount: $199,631.25
                                     Residence:
                                               --------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Address:  NSCC NY Window -
                                               --------------------------------
                                               Bear Stearns 55
                                               --------------------------------
                                     Water Street Concourse Level
                                     ------------------------------------------
                                     South Building
                                     ------------------------------------------
                                     New York, N.Y. 10041
                                     ------------------------------------------
                                     Telephone No.:  (212) 309-8328
                                     Telecopy No.:   (212) 309-8967
                                     Attention:  Rich Layh
                                                 ------------------------------

                                     with copies of all notices to:

                                     S Squared Technology Corp.
                                     Suite 4200
                                     515 Madison Avenue
                                     New York, NY 10022-5474
                                     Telephone No.:  (212) 421-2155
                                     Telecopy No.:   (212) 838-3783
                                     Attention: Sy Goldblatt

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.


                               COMPANY:

                               MUSTANG SOFTWARE, INC.



                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               THE PURCHASER:

                                     SG Partners LP

                                     By: /s/ Seymour L. Goldblatt
                                         --------------------------------------
                                     Name: Seymour L. Goldblatt
                                           ------------------------------------
                                     Title: President of S Squared Technology
                                            -----------------------------------
                                     which is General Partner of S.G. Partners
                                     ------------------------------------------
                                     Investment Amount: $436,556.25
                                     Residence:
                                               --------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Address:  NSCC NY Window - Bear Stearns 55
                                     ------------------------------------------
                                     Water Street Concourse Level
                                     ------------------------------------------
                                     South Building
                                     ------------------------------------------
                                     New York, N.Y. 10041
                                     ------------------------------------------
                                     Telephone No.:   (212) 309-8328
                                                      -------------------------
                                     Telecopy No.:    (212) 309-8967
                                                      -------------------------
                                     Attention: Rich Layh
                                                -------------------------------


                                     with copies of all notices to:


                                     S Squared Technology Corp.
                                     Suite 4200
                                     515 Madison Avenue
                                     New York, NY 10022-5474
                                     Telephone No.:  (212) 421-2155
                                     Telecopy No.:   (212) 838-3783
                                     Attention: Sy Goldblatt

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.


                               COMPANY:

                               MUSTANG SOFTWARE, INC.



                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               THE PURCHASER:

                                     Yale University

                                     By: /s/ Seymour L. Goldblatt
                                         --------------------------------------
                                     Name: Seymour L. Goldblatt
                                           ------------------------------------
                                     Title:
                                           ------------------------------------
                                     Investment Amount: $778,781.25
                                     Residence:
                                               --------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Address: Bankers Trust
                                              ---------------------------------
                                     14 Wall Street 4th Floor Window 43-44
                                     ------------------------------------------
                                     New York, NY 10005
                                     ------------------------------------------
                                     Telephone No.:    (212) 835-3779
                                                       ------------------------
                                     Telecopy No.:     (212) 835-3620
                                                       ------------------------
                                     Attention: Lewis Keller
                                                -------------------------------


                                     with copies of all notices to:


                                     S Squared Technology Corp.
                                     Suite 4200
                                     515 Madison Avenue
                                     New York, NY 10022-5474
                                     Telephone No.:  (212) 421-2155
                                     Telecopy No.:   (212) 838-3783
                                     Attention: Sy Goldblatt

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

                               COMPANY:

                               MUSTANG SOFTWARE, INC.



                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               THE PURCHASER:

                               Yale University Retirement Plan for
                               Staff Employees


                                     By: /s/ Seymour L. Goldblatt
                                         --------------------------------------
                                     Name: Seymour L. Goldblatt
                                           ------------------------------------
                                     Title: President of S Squared Technology
                                            -----------------------------------
                                     which is Investment Advisor for
                                     ------------------------------------------
                                     Yale University
                                     ------------------------------------------
                                     Investment Amount: $87,018.75
                                     Residence:
                                                -------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Address:  State Street Bank & Trust
                                             ----------------------------------
                                     1 Enterprise Drive, Solaman Willard Bldg.
                                     ------------------------------------------
                                     W2c/GIMS
                                     ------------------------------------------
                                     Quincy, MA 02171
                                     ------------------------------------------
                                     Telephone No.:  (617) 985-2950
                                                     --------------------------
                                     Telecopy No.:   (617) 984-2855
                                                     --------------------------
                                     Attention:  Heather Mazarel
                                               --------------------------------


                                     with copies of all notices to:


                                     S Squared Technology Corp.
                                     Suite 4200
                                     515 Madison Avenue
                                     New York, NY 10022-5474
                                     Telephone No.:  (212) 421-2155
                                     Telecopy No.:   (212) 838-3783
                                     Attention: Sy Goldblatt

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.


                               COMPANY:

                               MUSTANG SOFTWARE, INC.



                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               THE PURCHASER:


                                     C. S. L. Associates, L.P.


                                     By: /s/ Charles S. Lipson
                                         --------------------------------------
                                     Name: CHARLES S. LIPSON
                                           ------------------------------------
                                     Title: General Partner
                                            -----------------------------------
                                     Investment Amount: $300,000
                                     Residence:
                                               --------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Address:
                                              880 Third Ave
                                     ------------------------------------------
                                              NY, NY 10022
                                     ------------------------------------------
                                     Telephone No.:   (212) 350-7244
                                                      -------------------------
                                     Telecopy No.:    (212) 350-7277
                                                      -------------------------
                                     Attention:   Charles Lipson
                                               --------------------------------


                                     with copies of all notices to:


                                     Monica Bermeo
                                     880 Third Ave
                                     NY, NY 10022

                                     ------------------------------------------
                                     Telephone No.: (212) 350-7244
                                     Telecopy No.:  (212) 350-7277
                                     Attention: Monica Bermeo

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

                               COMPANY:

                               MUSTANG SOFTWARE, INC.



                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               THE PURCHASER:

                                     Edward O. Thorp

                                     By: /s/ Edward O. Thorp
                                         --------------------------------------
                                     Name: Edward O. Thorp
                                           ------------------------------------
                                     Title:
                                           ------------------------------------
                                     Investment Amount: $500,000
                                     Residence:  21 Ridgeline Drive
                                                 Newport Beach, CA 92600
                                     ------------------------------------------

                                     Address: Edward O. Thorp & Associates
                                              620 Newport Center Drive Suite 880
                                     ------------------------------------------
                                              Newport Beach, CA 92660
                                     ------------------------------------------
                                     Telephone No.:    (949) 720-0130
                                                       ------------------------
                                     Telecopy No.:     (949) 720-1649
                                                       ------------------------
                                     Attention: Mr. Edward O. Thorp
                                                -------------------------------

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.


                               COMPANY:

                               MUSTANG SOFTWARE, INC.



                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               THE PURCHASER:


                                     Schottenfeld Associates LP

                                     By: /s/ Richard Schottenfeld
                                         --------------------------------------
                                     Name: Richard Schottenfeld
                                           ------------------------------------
                                     Title: President of GP
                                            -----------------------------------
                                     Investment Amount: $500,000
                                     Residence:
                                               --------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Address: 880 Third Ave. 16th Fl
                                              ---------------------------------
                                              New York, NY 10022
                                              ---------------------------------
                                     Telephone No.:    (212) 350-7200
                                                       ------------------------
                                     Telecopy No.:     (212) 350-7277
                                                       ------------------------
                                     Attention: Richard Schottenfeld/Danielle
                                                -------------------------------
                                                DeFelitta
                                                -------------------------------


                                     with copies of all notices to:


                                     Danielle DeFelitta
                                     880 Third Ave. 16th Fl
                                     New York, NY 10022
                                     Telephone No.: (212) 350-7217
                                     Telecopy No.:  (212) 350-7277
                                     Attention: Danielle DeFelitta